Supplement
Dated July 28, 2008
To The
Harding, Loevner Funds, Inc. (the “Fund”)
Prospectuses Dated December 29, 2007 and May 27, 2008

On July 23, 2008, Harding Loevner LLC (“Harding Loevner”), the investment adviser to the Fund, announced that it had entered into a definitive agreement to sell a majority equity interest in Harding Loevner to Affiliated Managers Group, Inc. (“AMG”).  AMG is a diversified asset management company with approximately $254 billion in assets at June 30, 2008 (pro forma for pending investments).  The closing of the transaction is subject to certain customary approvals and other conditions, including shareholder approval.  There is no assurance that the transaction described above will be consummated as contemplated or that necessary shareholder approval will be obtained.

Because completion of the transaction would cause the investment advisory contracts between the Fund, on behalf of its portfolios, and Harding Loevner to terminate automatically in accordance with the Investment Company Act of 1940, the Board of Directors of the Fund has approved a new investment advisory contract which will be submitted for approval by shareholders of each portfolio at a shareholder meeting this fall. Proxy solicitation materials related to this meeting, which will provide detailed information regarding the transaction, are expected to be mailed to shareholders in the coming weeks.

There will be no change in the portfolio management of the portfolios or in the portfolios’ investment objectives or policies as a result of the transaction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE